UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1 to
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 8, 2005
PlanetOut Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50879	94-3391368

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
1355 Sansome Street,
San Francisco, CA 94111
(Address of principal executive office) (Zip Code)
Registrant’s telephone number, including area code: (415) 834-6500
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 23.1
EXHIBIT 99.1
EXHIBIT 99.2
EXHIBIT 99.3

Explanatory Note
     On November 14, 2005, PlanetOut Inc. (“PlanetOut”) filed a Current Report on Form 8-K under Items 1.01, 2.01 and 2.03 to report the closing, effective as of November 8, 2005, of the acquisition of substantially all the assets of LPI Media Inc. (“LPI”), a Delaware corporation, Triangle Marketing Services, Inc., a Delaware corporation and wholly owned subsidiary of LPI, and SpecPub, Inc., a Delaware corporation under common control with LPI, by two wholly owned subsidiaries of PlanetOut. This Current Report on Form 8-K/A is being filed by PlanetOut to amend its initial report on Form 8-K in order to provide the audited historical financial statements of the businesses acquired as required by Item 9.01(a), and the unaudited pro forma financial information required by Item 9.01(b), as permitted by Items 9.01(a)(4) and 9.01(b)(2).
Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired.
     The audited combined financial statements of LPI Media Inc. and Subsidiaries and Affiliated Company for the three years ended December 31, 2004, 2003 and 2002, and the unaudited combined financial statements of LPI Media Inc. and Subsidiaries and Affiliated Company for the nine months ended September 30, 2005 and 2004 (collectively “the LPI Financial Statements”), are filed as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K/A, respectively, and are incorporated herein by reference.
     The LPI Financial Statements were issued prior to the November 8, 2005 closing of the acquisition to which this Current Report on Form 8-K/A relates. Note 10 in each of the LPI Financial Statements describes contingencies relating to the acquisition of LPI which were subsequently superseded by the closing and the definitive agreements entered into in connection therewith.
(b) Pro Forma Financial Information.
     The unaudited pro forma condensed combined financial statements of PlanetOut Inc. and LPI Media Inc. and Subsidiaries and Affiliated Company are filed as Exhibit 99.3 to this Current Report on Form 8-K/A and are incorporated herein by reference.

(c) Exhibits

Exhibit No.	Description

2.1*	Asset Purchase Agreement dated November 8, 2005, by and among: LPI Media Inc. (“LPI”) and SpecPub, Inc., each a Delaware corporation; Triangle Marketing Services, Inc., a Delaware corporation and a wholly owned subsidiary of LPI; PlanetOut Inc. (“PlanetOut”), a Delaware corporation; and Vulcan Acquisition Corp. and SpecPub Acquisition Corp., each a Delaware corporation and a wholly owned subsidiary of PlanetOut. Certain exhibits and schedules to Exhibit 2.1 have been omitted in accordance with Item 601(b)(2) of Regulation S-K. PlanetOut will furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.

23.1	Consent of RBZ, LLP

99.1	Audited combined and consolidated financial statements of LPI Media Inc. and Subsidiaries and its Affiliated Company as of and for the three years ended December 31, 2004, 2003 and 2002.

99.2	Unaudited combined and consolidated financial statements of LPI Media Inc. and Subsidiaries and its Affiliated Company as of and for the nine months ended September 30, 2005 and 2004.

99.3	Unaudited pro forma condensed combined financial statements of PlanetOut Inc. and LPI Media Inc. and Subsidiaries and its Affiliated Company as of September 30, 2005, for the year ended December 31, 2004 and for the nine month period ended September 30, 2005.

*	Previously filed on PlanetOut’s initial Current Report on Form 8-K, filed November 14, 2004.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PlanetOut Inc.
Date: January 20, 2006	By:	/s/ Jeffrey T. Soukup
Jeffrey T. Soukup
Executive Vice President, Chief Operating Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

2.1*	Asset Purchase Agreement dated November 8, 2005, by and among: LPI Media Inc. (“LPI”) and SpecPub, Inc., each a Delaware corporation; Triangle Marketing Services, Inc., a Delaware corporation and a wholly owned subsidiary of LPI; PlanetOut Inc. (“PlanetOut”), a Delaware corporation; and Vulcan Acquisition Corp. and SpecPub Acquisition Corp., each a Delaware corporation and a wholly owned subsidiary of PlanetOut. Certain exhibits and schedules to Exhibit 2.1 have been omitted in accordance with Item 601(b)(2) of Regulation S-K. PlanetOut will furnish supplementally a copy of any omitted exhibit or schedule to the Commission upon request.

23.1	Consent of RBZ, LLP

99.1	Audited combined and consolidated financial statements of LPI Media Inc. and Subsidiaries and its Affiliated Company as of and for the three years ended December 31, 2004, 2003 and 2002.

99.2	Unaudited combined and consolidated financial statements of LPI Media Inc. and Subsidiaries and its Affiliated Company as of and for the nine months ended September 30, 2005 and 2004.

99.3	Unaudited pro forma condensed combined financial statements of PlanetOut Inc. and LPI Media Inc. and Subsidiaries and its Affiliated Company as of September 30, 2005, for the year ended December 31, 2004 and for the nine month period ended September 30, 2005.

*	Previously filed on PlanetOut’s initial Current Report on Form 8-K, filed November 14, 2004.